Exhibit 99.1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)

           The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements.  The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated: February 7, 2011                                                        THIRD POINT LLC

By: /s/ William Song
Name: William Song
Title: Attorney-in-Fact

Dated: February 7, 2011                                                        DANIEL S. LOEB

By: /s/ William Song
Name: William Song
Title: Attorney-in-Fact

Dated: February 7, 2011                                                        ROYAL CAPITAL MANAGEMENT, LLC

By: /s/ Yale M. Fergang
Name: Yale M. Fergang
Title: Managing Member

Dated: February 7, 2011                                                         YALE M. FERGANG

                     /s/ Yale M. Fergang

Dated: February 7, 2011                                                          ROBERT W. MEDWAY

                    /s/ Robert W. Medway

Dated: February 7, 2011                                                 MONARCH ALTERNATIVE CAPITAL LP

               By: MDRA GP LP, its General Partner
               By: Monarch GP LLC, its General Partner

               By:  /s/ Michael Weinstock
                       Name:  Michael Weinstock
                       Title:  Member

Dated: February 7, 2011                                                MDRA GP LP

               By: Monarch GP LLC, its General Partner

               By:  /s/ Michael Weinstock
                       Name:  Michael Weinstock
                       Title:  Member

Dated: February 7, 2011                                                 MONARCH GP LLC

               By:  /s/ Michael Weinstock
                       Name:  Michael Weinstock
                       Title:  Member